                                                                    Exhibit 10.8

                              SUBLEASE AGREEMENT
                                By and Between
                            The Ryland Group, Inc.
                                      and
                          Loraca International, Inc.


This Sublease is entered into this 14th day of June, 1999, between The Ryland Group, Inc., a Maryland Corporation ("Sublessor") and Loraca International, Inc., A Nevada Corporation ("Sublessee")

Sublessor is the Tenant under a Lease from AAA Oregon ("Landlord"), dated April 25, 1997 (the "Lease"). The Lease covers property in the building located at Six SW CenterPointe Drive, Suite 360. Lake Oswego, OR 97035. A complete copy of the Lease is attached hereto as Exhibit A.

Sublessee wishes to sublease from Sublessor all of the premises covered by the Lease.

NOW, THEREFORE, Sublessor hereby subleases the premises described in the attached Exhibit B as part of Exhibit "A" (the "Premises"), an area of approximately 4,023 square feet, and Sublessee agrees to sublease the Premises from Sublessor on the following terms:

1. Term The term of this Sublease shall commence to occur the later of:
                        A: June 19, 1999 or
                        B: 15 days after Landlord approval,
                   and shall continue through and including June 30, 2002 as stated in the Lease.

2. Rent Sublessee shall pay to Sublessor base rent in accordance with the following schedule:

                      June      1999                        $206.73 per day upon occupancy.
                      July      1999 - February 2000        $6,202.00 per month full service.
                      March     2000                        Free
                      April     2000 - June 2000            $6,202.00 per month full service.
                      July      2000 - December 2001        $6,537.00 per month full service.
                      January   2001                        Free
                      February  2001 - October 2001         $6,537.00 per month full service.
                      November  2001                        Free
                      December  2001 - April 2002           $6,537.00 per month full service.
                      May       2002                        Free
                      June      2002                        $6,537.00 per month full service.

                   Rent is payable in advance on the first (1/st/) day of each month in accordance with the Lease terms. Sublessee shall pay to the Sublessor all rent, operating expenses, and other charges required to be paid by Sublessor under the Lease.

3. Sublease        Sublessee shall pay the sum of $6.537.00 to the Sublessor, upon execution of this Sublease, as Sublease consideration to be applied as last months rent. Sublessor may apply the sublease consideration to pay the cost of performing any obligation which Sublessee fails to perform within the time required by this Sublease, but such application by Sublessor shall not be the exclusive remedy for Sublessee's default. If the sublease consideration is applied by Sublessor, Sublessee shall on demand pay the sum necessary to replenish the sublease consideration to its original amount. To the extent not applied by Sublessor to cure defaults by Sublessee, the sublease consideration shall be applied against the rent payable for the last month of the term. The sublease consideration shall not he refundable.


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

4. Obligations        Sublessee shall perform all of the obligations of Tenant
   of Sublessee       under the Lease (except the obligation to pay rent and
                      other obligations inconsistent with this Sublease) as if Sublessee were the Tenant under the Lease and Sublessor was the Landlord under the Lease. The terms of the Lease are hereby expressly incorporated as part of this Sublease. In the event Sublessee fails to comply with such terms, or the terms of this Sublease, Sublessor shall be entitled to all of the remedies granted to Landlord in the Lease, together with any other rights Sublessor might otherwise have. All provisions in the Lease dealing with indemnity and liability shall be applicable as between Sublessor and Sublessee and Sublessee and the Landlord under the Lease. Sublessee shall name both Sublessor and the Landlord and Landlord's managing agent under the Lease as named insured in the insurance policies it is required to obtain hereunder.

5. Representations    Sublessor represents and warrants that the Lease is in
   of Sublessor       good standing and that Sublessor has, to the best of its
                      knowledge, complied with all of its obligations thereunder through the date hereof. So long as Sublessee is not in default hereunder, Sublessor shall make all rental and other payments required by the Lease.

6. Condition of       Unless otherwise expressly provided herein, the Premises
   Premises           are leased as is in the condition now existing with no
                      additional work to be performed by Sublessor or Landlord.
                      (Sublessee has the right to use the existing phone switch and equipment located in Suite 360 through the end of this sublease period.)

7. Notices            With respect to notices between Sublessor and Sublessee,
                      the addresses for notice shall be the addresses stated in this Sublease.

8. Additional         This Sublease incorporates the terms and conditions
   Provisions         contained in the following Exhibits: Exhibit A - The Lease

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   IN WITNESS THEREOF, the parties have executed this Sublease as of the date first above written.

SUBLESSOR:
Address for notices:

Brian P. McGowan, Vice President, Financial Operations         By:  Brian P. McGowan
The Ryland Group, Inc., A Maryland Corporation                      --------------------------------------
21800 Burbank Blvd., Suite 300                                Its:  Vice President, Financial Operations
Woodland Hills, CA 91367                                            --------------------------------------
                                                        Signature:  /s/ Brian P. McGowan
                                                                    --------------------------------------
                                                             Date:  6/14/99
                                                                    --------------------------------------

SUBLESSEE:
Address for notices:

Bernard A. Guy                                                By:   Bernard A. Guy
Loraca International, Inc., A Nevada Corporation                    --------------------------------------
c/o New Mortgage Millenium                                   Its:   Vice President
6 SW CenterPointe Drive, Suite 360                                  --------------------------------------
Lake Oswego, OR 97035                                 Signature:    /s/ Bernard A. Guy
                                                                    --------------------------------------
                                                            Date:   6/16/99
                                                                    --------------------------------------

                                    CONSENT

The undersigned Landlord under the Lease hereby consents to the foregoing Sublease conditioned upon the following to which Sublessor agrees:

1. Sublessee's agreement to perform Sublessor's obligations under the Lease during the Sublease term is for the benefit of both Sublessor and Landlord.

2. Sublessee's agreements to perform such obligations shall not relieve Sublessor of its primary and unconditional liability for payment of rental and other charges and performance of Sublessor's obligations as Tenant under the Lease during the full term of the Lease.

LANDLORD:                                        SUBLESSOR:

       By:  Roger L. Graybeal                          By:  Brian P. McGowan
            ----------------------------                    ---------------------------------------
      Its:  President                                 Its:  Vice President, Financial Operations
            ----------------------------                    ---------------------------------------
Signature:  /s/ Roger L. Graybeal               Signature:  /s/ Brian P. McGowan
            ----------------------------                    ---------------------------------------
     Date:  6/18/99                                  Date:  6/14/99
            ----------------------------                    ---------------------------------------

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